UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 6, 2010 (September 30, 2010)

(Date of Report (date of earliest event reported))

Jackson Hewitt Tax Service Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-32215	20-0779692
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification Number)

3 Sylvan Way Parsippany, New Jersey	07054
(Address of principal executive office)	(Zip Code)

(973) 630-1040

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously disclosed, (i) Jackson Hewitt Inc. (“JHI”), a subsidiary of Jackson Hewitt Tax Service Inc. (the “Company”), entered into the Fourth Amendment to the September 19, 2007 Program Agreement (as previously amended, the “Program Agreement”) with Republic Bank & Trust Company (“Republic”), and (ii) Jackson Hewitt Technology Services LLC (“JHTSL”), a subsidiary of the Company, entered into the Third Amendment to the dated September 19, 2007 Technology Services Agreement (the “Technology Services Agreement”) with Republic.

On September 30, 2010, (i) JHI entered into the Fifth Amendment (the “Fifth Amendment”) to the Republic Program Agreement with Republic, and (ii) JHTSL entered into a Mutual Termination of the Technology Services Agreement, the terms of which have been incorporated into the Program Agreement. The terms of the Fifth Amendment provide: (i) the term of the Program Agreement is extended to October 31, 2013, subject to early termination rights by Republic; (ii) for each of tax seasons 2011, 2012 and 2013, Republic will be the financial product (Assisted Refund and Refund Anticipation Loan) provider for the locations in the states served by Republic in the 2010 tax season or substitute equivalent locations, subject to certain selection criteria; (iii) JHI shall receive no compensation from Republic; (iv) certain program terms and the terms of technology services previously provided under the Technology Services Agreement are modified and incorporated into the Program Agreement and certain references to the Technology Services Agreement are deleted; and (v) a transmitter fee is permitted to be charged to the customer.

The Program Agreement and Technology Services Agreement are described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on September 20, 2007, the First Amendment to the Republic Program Agreement, dated December 2, 2008, and the First Amendment to the Republic Technology Services Agreement, dated December 2, 2008, are described in the Company’s Current Report on Form 8-K filed with the SEC on December 2, 2008, the Second Amendment to the Republic Program Agreement, dated November 23, 2009, and the Second Amendment to the Republic Technology Services Agreement, dated November 23, 2009, are described in the Company’s Current Report on Form 8-K filed with the SEC on November 24, 2009, the Third Amendment to the Republic Program Agreement, dated December 29, 2010, and the Third Amendment to the Republic Technology Services Agreement, dated December 29, 2009, are described in the Company’s Current Report on Form 8-K filed with the SEC on December 30, 2009, and the Fourth Amendment to the Republic Program Agreement, dated June 30, 2010, is described in the Company’s Current Report on Form 8-K filed with the SEC on July 2, 2010, and all such descriptions are hereby incorporated by reference.

The Company will seek confidential treatment from the SEC for certain portions of the Republic Fifth Amendment in connection with filing such agreements as exhibits to the Company’s Quarterly Report on Form 10-Q for the period ended October 31, 2010

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

As noted in Item 1.01 above, on September 30, 2010, JHTSL entered into a Mutual Termination of the Technology Services Agreement, the terms of which have been incorporated into the Program Agreement.

ITEM 7.01	REGULATION FD DISCLOSURE

The Company anticipates that the program changes with respect to locations served by Republic will not result in a material change in revenue for 2011 fiscal year as compared to revenue earned in the prior fiscal year in connection with the Republic program. The information in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act. Additionally, the submission of the information in this Item 7.01 of this Current Report on Form 8-K is not intended to constitute a representation that such furnishing is required by Regulation FD or that the information it contains includes material investor information that is not otherwise publicly available.

Forward Looking Statements

This Current Report on Form 8-K contains statements, including, without limitation, those statements related to the impact of program changes with respect to locations served by Republic on the Company’s revenue in the 2011 fiscal year, which are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Because these forward-looking statements involve risks and uncertainties, actual results may differ materially from those expressed or implied in the forward-looking statements due to a number of factors, including but not limited to: Jackson Hewitt’s ability to execute on Jackson Hewitt’s strategic plan and reverse Jackson Hewitt’s declining profitability, improve Jackson Hewitt’s distribution system; government legislation and regulation of the tax return preparation industry and related financial products, including refund anticipation loans, and the failure by us, or the financial institutions which provide financial products to Jackson Hewitt’s customers, to comply with such legal and regulatory requirements; the success of Jackson Hewitt’s franchised offices; Jackson Hewitt’s customers’ ability to obtain financial products through Jackson Hewitt’s tax return preparation offices; changes in Jackson Hewitt’s relationship with Wal-Mart or other large retailers and shopping malls that could affect Jackson Hewitt’s growth and profitability; Jackson Hewitt’s compliance with credit facility covenants; compliance with the NYSE’s continued listing standards; Jackson Hewitt’s ability to continue to operate as a going concern; Jackson Hewitt’s ability to reduce Jackson Hewitt’s cost structure; Jackson Hewitt’s ability to successfully attract and retain key personnel; government initiatives that simplify tax return preparation or reduce the need for a third party tax return preparer, improve the timing and efficiency of processing tax returns or decrease the number of tax returns filed; delays in the passage of tax laws and their implementation; Jackson Hewitt’s responsibility to third parties, regulators or courts for the acts of, or failures to act by, Jackson Hewitt’s franchisees or their employees; the effectiveness of Jackson Hewitt’s tax return preparation compliance program; increased regulation of tax return preparers; Jackson Hewitt’s exposure to litigation; the failure of Jackson Hewitt’s insurance to cover all the risks associated with Jackson Hewitt’s business; Jackson Hewitt’s ability to protect Jackson Hewitt’s customers’ personal and financial information; the effectiveness of Jackson Hewitt’s marketing and advertising programs and franchisee support of these programs; disruptions in Jackson Hewitt’s relationships with Jackson Hewitt’s franchisees; changes in Jackson Hewitt’s relationships with financial product providers that could reduce the revenues we derive from Jackson Hewitt’s agreements with these financial institutions as well as affect;; the seasonality of Jackson Hewitt’s business and its effect on Jackson Hewitt’s stock price; competition from tax return preparation service providers, volunteer organizations and the government; Jackson Hewitt’s reliance on technology systems and electronic communications to perform the core functions of Jackson Hewitt’s business; Jackson Hewitt’s ability to protect Jackson Hewitt’s intellectual property rights or defend against any third party allegations of infringement by us; Jackson Hewitt’s reliance on cash flow from subsidiaries; Jackson Hewitt’s exposure to increases in prevailing market interest rates; Jackson Hewitt’s quarterly results not being indicative of Jackson Hewitt’s performance as a result of tax season being relatively short and straddling two quarters; certain provisions that may hinder, delay or prevent third party takeovers; Jackson Hewitt’s ability to maintain an effective system of internal controls; impairment charges related to goodwill; the credit market crisis; and the effect of market conditions, general conditions in the tax return preparation industry or general economic conditions.

Additional information concerning these and other risks that could impact Jackson Hewitt’s business can be found in Jackson Hewitt’s Annual Report on Form 10-K/A for the fiscal year ended April 30, 2010, and other public filings with the SEC. Copies are available from the SEC or Jackson Hewitt’s website. Jackson Hewitt assumes no obligation, and Jackson Hewitt expressly disclaims any obligation, to update or alter any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACKSON HEWITT TAX SERVICE INC.

By:	/S/ DANIEL P. O’BRIEN
Daniel P. O’Brien
Executive Vice President and Chief Financial Officer

Date: October 6, 2010